                           LIFETIME PROGRAM CONTRACT*
                       BETWEEN GENERAL MOTORS CORPORATION
                    NORTH AMERICAN OPERATIONS ("BUYER") AND
                 AMERICAN AXLE & MANUFACTURING, INC. ("SELLER")


1.       Purchase of Product

Seller agrees to sell, and Buyer agrees to purchase, 100% of Buyer's production and service requirements for the following product (the "Product" or "Goods"):


            Part                      Per Unit   Annual Daily
           Number      Description      Price    Tool Capacity
           ------      -----------      -----    -------------


                    See Attached GMT-800 Schedule, Exhibit B

2.       Term

The term of this Agreement is for the "life of the Product", which is defined as the duration of the GMT-800 style presently projected to run from *** through ***


3.       Prices:  Price Reduction

The per unit price of the Product is F.O.B. Seller's Plant. Price for model year *** is subject to the following annual percentage reduction from the prior years price:


                    See Attached GMT-800 Schedule, Exhibit B


Purchases of Productive Material by Buyer for Seller shall continue through December 31, 2002, or such earlier date established by agreement of AAM and GM. Thereafter, except for increases or decreases in Seller's cost by reason of Seller's participation in Buyer's Steel Resale Program; Buyer's pricing adjustment policy(ies) for non-ferrous metals; or permitted under Buyer's Purchase Order Terms and Conditions no adjustments will be made hereunder for increases or decreases in Seller's costs for materials. Except for the increases or

--------

*/ Portions of this Exhibit 10.22(e) were omitted and filed separately with the Securities and Exchange Commission (the "Commission") pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 406 under the Securities Act of 1933, as amended. Such portions are marked by the symbol "***".

decreases set forth above, no other pricing adjustments (e.g. labor or overhead) will be made except by agreement between AAM and GM.

In addition, Buyer and Seller will use their best efforts to implement cost savings and productivity improvements, as set forth in Exhibit A attached hereto, in order to reduce Seller's costs, with the understanding that 50 percent (50%) of jointly achieved net savings (after deduction of expenditures for development, applications, engineering tools, prototypes and financing) will be applied to reduce the price of the Product to Buyer and the balance will be for the benefit of Seller.

4.       Supplier Development:  Quality Control

Seller agrees to participate in Buyer's supplier quality and development program(s). In addition, Seller shall comply with all quality requirements and procedures specified by Buyer, as the same may be revised from time to time, including those applicable to Seller as set forth in Quality Systems Requirements QS-9000.

5.       Right to Purchase from Others

5.1 Seller will assure that the Product remains competitive in terms of technology, design, and quality with similar goods available to Buyer during the term of this Agreement. If, in the reasonable opinion of Buyer, the Product does not remain competitive, Buyer, to the extent it is free to do so, will advise Seller in writing of the area(s) in which another product is more competitive with respect to technology, design or quality. If, within 150 days, Seller does not agree to immediately sell the Product with comparable technology, design or quality, Buyer may give notice of termination of this Agreement and after a period of one (1) year after such notice may purchase from another supplier without liability to Seller.

5.2 It is agreed by the parties that nothing in this Paragraph 5 shall modify or otherwise limit Buyer's right under Paragraph 12 ("Cancellation") of Buyer's Purchase Order Terms and Conditions.

6.       Technical Information:  Waiver of Claims

6.1 Buyer and Seller will cooperate to create, maintain, update and share technical information about the Product and its manufacture, without restriction, as needed, and in compliance with Buyer's drafting and math data standards.

6.2 In the event Buyer exercises its right to terminate or cancel this Agreement, for reasons other than those set forth in Paragraph 5 above, and then makes the Product or purchases the Product from another supplier, Seller agrees not to bring any action or claim against Buyer, its suppliers, dealers, or customers for any reason, excluding any claim for infringement of patents or other proprietary rights, arising from the manufacture, use and sale of the Product or use of the information furnished by Seller to Buyer under this Agreement.

Seller will secure the necessary agreements with its employees and sub-contractors to assure compliance with this Section 6.


7.       Purchase Order Terms and Conditions

Buyer's Purchase Order Terms and Conditions (1986), a copy of which is attached, are hereby incorporated into this Agreement by reference. It is understood that Paragraph 13 TERMINATION will not be applicable with respect to this contract. Any amendment to or revision of such Terms and Conditions shall also become a part hereof, provided that: (i) Buyer provides Seller with a copy of the Terms and Conditions as amended or revised; and (ii) Seller does not object to said amendment or revised Terms and Conditions within thirty (30) days after receipt. The Terms and Conditions and any amendment or revision made a part thereof shall be construed, to the extent possible, as consistent with the terms and conditions set forth herein and as cumulative; provided, however, that if such construction is unreasonable, terms and conditions set forth herein shall control.

This Agreement is effective upon its execution. The parties hereby agree that this agreement supersedes the Component Supply Agreement between them, dated February 28, 1994, as amended, as it relates to the subject matter contained herein and removes any requirement with respect to components covered hereby for GM to give notice of non-renewal under such agreement.

Seller                                       Buyer

By:  /s/ David C. Dauch                      By:  /s/ Lerick R. Chissus
     ------------------                           ---------------------

Title: Director, Sales, GM FST Programs      Title: Director, Metallic Purchasing GMTG
      --------------------------------              ----------------------------------

Date:  May 1, 1998                           Date:  June 19, 1998
       -----------                                  -------------

                                                                     Exhibit A


                        "LIFETIME CONTRACT COST SAVINGS"
                        --------------------------------

                  Some examples of Cost Savings which shall be shared equally by the parties are set forth in (a), (b), and (c) below:

                  (a) AAM requests from GM Engineering a dimensional change in an Existing Component that reduces scrap and improves efficiency. If granted, the savings with respect to that Existing Component would be shared equally by the two parties.

                  (b) GM and AAM are both working on deproliferation of Existing Component Part Numbers by changing parts to commonize them. Savings with respect to such Existing Components would be shared by the two parties.

                  (c) AAM and GM requests a material change applicable to a particular Existing Component or Components that would improve efficiency or reduce tool costs. These savings with respect to such Existing Components would be shared equally by the two parties.

                  Improvements which are not attributable to specific components and improvements in processing, operating conditions, labor efficiency, scrap reduction, or any other area made by AAM as a result of its management expertise and knowledge or contributions by AAM employees, without any input from GM, are not included in the Cost Savings computation and are the exclusive property of AAM.

Exhibit B                                                                                                       Page 1 of 6

                                                 LIFETIME PROGRAM CONTRACT
                                                          GMT-800

==============================================================================================================================
                                                                                      03/11/96                   Model Year
                                                                                      Letter                            ***
                                                                      02/21/96        Ramp Down              Annual Daily
                 Current                                              LO1-Per         *Per                   Tool Capacity
 LOI-P/N          P/N                   Description                  Unit Price       Unit Price
------------------------------------------------------------------------------------------------------------------------------
                                         8.6" Rear Axles
15711501        15015678        GMT-800 Rear Axle - 3.08 Std.       ***                  ***                         ***
15711512        15015679        GMT-800 Rear Axle - 3.42 Std.       ***                  ***               ***
15711514        15015680        GMT-800 Rear Axle - 3.42 L/D        ***                  ***               ***
15711578        15015681        GMT-800 Rear Axle - 3.73 Std.       ***                  ***               ***
15711580        15015682        GMT-800 Rear Axle - 3.73 L/D        ***                  ***               ***
15711584        15015683        GMT-800 Rear Axle - 4.10 Std.       ***                  ***               ***
15711585        15015684        GMT-800 Rear Axle - 4.10 L/D        ***                  ***               ***
15711509        15711509        GMT-800 Rear Axle - 3.42 Std.       ***                  ***               ***
15711510        15711510        GMT-800 Rear Axle - 3.42 L/D        ***                  ***               ***
15711575        15711575        GMT-800 Rear Axle - 3.73 Std.       ***                  ***               ***
15711577        15711577        GMT-800 Rear Axle - 3.73 L/D        ***                  ***               ***
15711590        15711590        GMT-800 Rear Axle - 4.10 Std.       ***                  ***               ***
15711591        15711591        GMT-800 Rear Axle - 4.10 L/D        ***                  ***               ***

------------------------------------------------------------------------------------------------------------------------------
                                         9.5" Rear Axles
15711605        15034171        GMT-800 Rear Axle - 3.42 Std.       ***                  ***                         ***
----            15034168        GMT-800 Rear Axle - 3.42 L/D        ***                  ***               ***
15711558        15034174        GMT-800 Rear Axle - 3.73 Std.       ***                  ***               ***
15711559        15034175        GMT-800 Rear Axle - 3.73 L/D        ***                  ***               ***
15711588        15034178        GMT-800 Rear Axle - 4.10 Std.-HD    ***                  ***               ***
15711589        15034179        GMT-800 Rear Axle - 4.10 L/D-HD     ***                  ***               ***
15711562        15711562        GMT-800 Rear Axle - 3.73 Std.-HD    ***                  ***               ***
15711564        15711564        GMT-800 Rear Axle - 3.73 L/D        ***                  ***               ***
15711592        15711592        GMT-800 Rear Axle - 4.10 Std.-HD    ***                  ***               ***
15711594        15711594        GMT-800 Rear Axle - 4.10 L/D-HD     ***                  ***               ***
==============================================================================================================================



===============================================================================================================================

                                                                     2004            2005       2006        2007        Years
                                                                     ***              ***        ***         ***        0.0%
                 Current
 LOI-P/N          P/N                   Description
-------------------------------------------------------------------------------------------------------------------------------
                                         8.6" Rear Axles
15711501        15015678        GMT-800 Rear Axle - 3.08 Std.         ***             ***         ***         ***        ***
15711512        15015679        GMT-800 Rear Axle - 3.42 Std.         ***             ***         ***         ***        ***
15711514        15015680        GMT-800 Rear Axle - 3.42 L/D          ***             ***         ***         ***        ***
15711578        15015681        GMT-800 Rear Axle - 3.73 Std.         ***             ***         ***         ***        ***
15711580        15015682        GMT-800 Rear Axle - 3.73 L/D          ***             ***         ***         ***        ***
15711584        15015683        GMT-800 Rear Axle - 4.10 Std.         ***             ***         ***         ***        ***
15711585        15015684        GMT-800 Rear Axle - 4.10 L/D          ***             ***         ***         ***        ***
15711509        15711509        GMT-800 Rear Axle - 3.42 Std.         ***             ***         ***         ***        ***
15711510        15711510        GMT-800 Rear Axle - 3.42 L/D          ***             ***         ***         ***        ***
15711575        15711575        GMT-800 Rear Axle - 3.73 Std.         ***             ***         ***         ***        ***
15711577        15711577        GMT-800 Rear Axle - 3.73 L/D          ***             ***         ***         ***        ***
15711590        15711590        GMT-800 Rear Axle - 4.10 Std.         ***             ***         ***         ***        ***
15711591        15711591        GMT-800 Rear Axle - 4.10 L/D          ***             ***         ***         ***        ***

-------------------------------------------------------------------------------------------------------------------------------
                                         9.5" Rear Axles
15711605        15034171        GMT-800 Rear Axle - 3.42 Std.         ***             ***         ***         ***        ***
----            15034168        GMT-800 Rear Axle - 3.42 L/D          ***             ***         ***         ***        ***
15711558        15034174        GMT-800 Rear Axle - 3.73 Std.         ***             ***         ***         ***        ***
15711559        15034175        GMT-800 Rear Axle - 3.73 L/D          ***             ***         ***         ***        ***
15711588        15034178        GMT-800 Rear Axle - 4.10 Std.-HD      ***             ***         ***         ***        ***
15711589        15034179        GMT-800 Rear Axle - 4.10 L/D-HD       ***             ***         ***         ***        ***
15711562        15711562        GMT-800 Rear Axle - 3.73 Std.-HD      ***             ***         ***         ***        ***
15711564        15711564        GMT-800 Rear Axle - 3.73 L/D          ***             ***         ***         ***        ***
15711592        15711592        GMT-800 Rear Axle - 4.10 Std.-HD      ***             ***         ***         ***        ***
15711594        15711594        GMT-800 Rear Axle - 4.10 L/D-HD       ***             ***         ***         ***        ***
===============================================================================================================================


*    Unit Price is less brake components.
**   Unit Price is less brake components and locking differential.
***  Program change pending engineering/commercial direction.
TBD pricing to be added upon commercial resolution.

Exhibit B                                                                                                       Page 2 of 6
                                                 LIFETIME PROGRAM CONTRACT
                                                          GMT-800
================================================================================================================================
                                                                                      03/11/96
                                                                                      Letter                    Model Year
                                                                      02/21/96        Ramp Down                        ***
                Current                                               LO1-Per         *Per              Annual Daily
 LOI-P/N          P/N                   Description                  Unit Price       Unit Price        Tool Capacity
--------------------------------------------------------------------------------------------------------------------------------
                                       10.5" Rear Axles
               15034170        GMT-800 Rear Axle - 3.42 SW-Std.    ***                  ***                         ***
               15034169        GMT-800 Rear Axle - 3.42 SW-L/D     ***                  ***              ***
15711565       15034172        GMT-800 Rear Axle - 3.73 SW-Std.    ***                  ***              ***
15711566       15034173        GMT-800 Rear Axle - 3.73 SW-L/D     ***                  ***              ***
15711595       15034176        GMT-800 Rear Axle - 4.10 SW-Std.    ***                  ***              ***
15711596       15034177        GMT-800 Rear Axle - 4.10 SW-L/D     ***                  ***              ***
               15006686        GMT-800 Rear Axle - 3.42 SW-Std.    ***                  ***              ***
               15006687        GMT-800 Rear Axle - 3.42 SW-L/D     ***                  ***              ***
15711567       15711567        GMT-800 Rear Axle - 3.73 SW-Std.    ***                  ***              ***
15711568       15711568        GMT-800 Rear Axle - 3.73 SW-L/D     ***                  ***              ***
15711597       15711597        GMT-800 Rear Axle - 4.10 SW-Std.    ***                  ***              ***
15711598       15711598        GMT-800 Rear Axle - 4.10 SW-L/D     ***                  ***              ***
15711599       15711599        GMT-800 Rear Axle - 4.10 DW-Std.    ***                  ***                         ***
15711600       15711600        GMT-800 Rear Axle - 4.10 DW-L/D     ***                  ***              ***
15711601       15711601        GMT-800 Rear Axle - 4.10 DW-Std.    ***                  ***              ***
               15711602        GMT-800 Rear Axle - 4.10 DW-L/D     ***                  ***              ***
15711603       15711603        GMT-800 Rear Axle - 4.10 DW-Std.    ***                  ***              ***
15711604       15711604        GMT-800 Rear Axle - 4.10 DW-L/D     ***                  ***              ***
               15723486        GMT-800 Rear Axle - 4.10 SW-Std.    ***                  ***              ***

--------------------------------------------------------------------------------------------------------------------------------
                                       8.25" Front Axles
26036554       15714577        GMT-800 Front Axle - 3.73           ***                  ***                         ***
26036556       15714579        GMT-800 Front Axle - 4.10           ***                  ***              ***
26036556       15008264        GMT-800 Front Axle - 4.10 AWD       ***                  ***              ***
--------------------------------------------------------------------------------------------------------------------------------
                                       9.25" Front Axles
26036557       15714576        GMT-800 Front Axle - 3.42           ***                  ***                         ***
26036558       15714578        GMT-800 Front Axle - 3.73           ***                  ***              ***
26036559       15714580        GMT-800 Front Axle - 4.10           ***                  ***              ***
               15152106        GMT-800 Front Axle - 3.54           ***                  ***              ***
               15033002        GMT-800 Front Axle - 3.54 HD        ***                  ***              ***
               15033003        GMT-800 Front Axle - 4.10 HD        ***                  ***              ***
               15033014        GMT-800 Front Axle - 3.73 HD        ***                  ***              ***
================================================================================================================================




===================================================================================================================================
                                                                                                                        Succeeding
                                                                   2004         2005        2006            2007             Years
                                                                    ***          ***         ***             ***              ***
                  Current
   LOI-P/N          P/N                   Description
-----------------------------------------------------------------------------------------------------------------------------------
                                       10.5" Rear Axles
               15034170        GMT-800 Rear Axle - 3.42 SW-Std.     ***         ***          ***             ***             ***
               15034169        GMT-800 Rear Axle - 3.42 SW-L/D      ***         ***          ***             ***             ***
15711565       15034172        GMT-800 Rear Axle - 3.73 SW-Std.     ***         ***          ***             ***             ***
15711566       15034173        GMT-800 Rear Axle - 3.73 SW-L/D      ***         ***          ***             ***             ***
15711595       15034176        GMT-800 Rear Axle - 4.10 SW-Std.     ***         ***          ***             ***             ***
15711596       15034177        GMT-800 Rear Axle - 4.10 SW-L/D      ***         ***          ***             ***             ***
               15006686        GMT-800 Rear Axle - 3.42 SW-Std.     ***         ***          ***             ***             ***
               15006687        GMT-800 Rear Axle - 3.42 SW-L/D      ***         ***          ***             ***             ***
15711567       15711567        GMT-800 Rear Axle - 3.73 SW-Std.     ***         ***          ***             ***             ***
15711568       15711568        GMT-800 Rear Axle - 3.73 SW-L/D      ***         ***          ***             ***             ***
15711597       15711597        GMT-800 Rear Axle - 4.10 SW-Std.     ***         ***          ***             ***             ***
15711598       15711598        GMT-800 Rear Axle - 4.10 SW-L/D      ***         ***          ***             ***             ***
15711599       15711599        GMT-800 Rear Axle - 4.10 DW-Std.     ***         ***          ***             ***             ***
15711600       15711600        GMT-800 Rear Axle - 4.10 DW-L/D      ***         ***          ***             ***             ***
15711601       15711601        GMT-800 Rear Axle - 4.10 DW-Std.     ***         ***          ***             ***             ***
               15711602        GMT-800 Rear Axle - 4.10 DW-L/D      ***         ***          ***             ***             ***
15711603       15711603        GMT-800 Rear Axle - 4.10 DW-Std.     ***         ***          ***             ***             ***
15711604       15711604        GMT-800 Rear Axle - 4.10 DW-L/D      ***         ***          ***             ***             ***
               15723486        GMT-800 Rear Axle - 4.10 SW-Std.     ***         ***          ***             ***             ***

-----------------------------------------------------------------------------------------------------------------------------------
                                       8.25" Front Axles
26036554       15714577        GMT-800 Front Axle - 3.73            ***         ***          ***             ***             ***
26036556       15714579        GMT-800 Front Axle - 4.10            ***         ***          ***             ***             ***
26036556       15008264        GMT-800 Front Axle - 4.10 AWD        ***         ***          ***             ***             ***
-----------------------------------------------------------------------------------------------------------------------------------
                                       9.25" Front Axles
26036557       15714576        GMT-800 Front Axle - 3.42            ***         ***          ***             ***             ***
26036558       15714578        GMT-800 Front Axle - 3.73            ***         ***          ***             ***             ***
26036559       15714580        GMT-800 Front Axle - 4.10            ***         ***          ***             ***             ***
               15152106        GMT-800 Front Axle - 3.54            ***         ***          ***             ***             ***
               15033002        GMT-800 Front Axle - 3.54 HD         ***         ***          ***             ***             ***
               15033003        GMT-800 Front Axle - 4.10 HD         ***         ***          ***             ***             ***
               15033014        GMT-800 Front Axle - 3.73 HD         ***         ***          ***             ***             ***
===================================================================================================================================


*    Unit Price is less brake components.
**   Unit Price is less brake components and locking differential.
***  Program change pending engineering/commercial direction.
TBD pricing to be added upon commercial resolution.

Exhibit B                                                                                                          Page 3 of 6
                                                         LIFETIME PROGRAM CONTRACT
                                                                  GMT-800

===================================================================================================================================

                                                                                                                  Model Year
                                                                           04/03/97                                    ***
      Part Number                                                          LO1-*Per                 Annual Daily
   LOI-P/NCurrentP/N                    Description                       Unit Price                Tool Capacity
-----------------------------------------------------------------------------------------------------------------------------------
  15152107       15152107      GMT-800 Rear Axle - 3.54 SW-Std.               ***                         ***
  15152108       15152108      GMT-800 Rear Axle - 3.54 SW-L/D                ***                         ***
  15152115       15033006      GMT-800 Rear Axle - 4.10 SW-Std.               ***                         ***
  15152116       15033007      GMT-800 Rear Axle - 4.10 SW-L/D                ***                         ***
  15152109       15033004      GMT-800 Rear Axle - 3.54 DW-Std.               ***                         ***
  15152110       15033005      GMT-800 Rear Axle - 3.54 DW-L/D                ***                         ***
  15152117       15033008      GMT-800 Rear Axle - 4.10 DW-Std.               ***                         ***
  15152118       15033009      GMT-800 Rear Axle - 4.10 DW-L/D                ***                         ***
  15152111       15152111      GMT-800 Rear Axle - 3.54 DW-Std.               ***                         ***
  15152112       15152112      GMT-800 Rear Axle - 3.54 DW-L/D                ***                         ***
  15152113       15152113      GMT-800 Rear Axle - 3.54 DW-Std.               ***                         ***
  15152114       15152114      GMT-800 Rear Axle - 3.54 DW-L/D                ***                         ***
  15152119       15033010      GMT-800 Rear Axle - 4.10 DW-Std.               ***                         ***
  15152120       15033011      GMT-800 Rear Axle - 4.10 DW-L/D                ***                         ***
  15152121       15033012      GMT-800 Rear Axle - 4.10 DW-Std.               ***                         ***
  15152122       15033013      GMT-800 Rear Axle - 4.10 DW-L/D                ***                         ***
  15011604       15011604      GMT-800 Rear Axle - 3.73 DW-Std.               ***                         ***
  15011605       15011605      GMT-800 Rear Axle - 3.73 DW-L/D                ***                         ***
  15011606       15011606      GMT-800 Rear Axle - 3.73 DW-Std.               ***                         ***
  15011607       15011607      GMT-800 Rear Axle - 3.73 DW-L/D                ***                         ***


===================================================================================================================================



===============================================================================================================================
                                                                                                              Succeeding
                                                                   2004       2005      2006      2007             Years
                                                                    ***        ***       ***       ***              ***
         Part Number
   LOI-P/NCurrentP/N                         Description
-------------------------------------------------------------------------------------------------------------------------------
  15152107       15152107      GMT-800 Rear Axle - 3.54 SW-Std.    ***         ***       ***      ***               ***
  15152108       15152108      GMT-800 Rear Axle - 3.54 SW-L/D     ***         ***       ***      ***               ***
  15152115       15033006      GMT-800 Rear Axle - 4.10 SW-Std.    ***         ***       ***      ***               ***
  15152116       15033007      GMT-800 Rear Axle - 4.10 SW-L/D     ***         ***       ***      ***               ***
  15152109       15033004      GMT-800 Rear Axle - 3.54 DW-Std.    ***         ***       ***      ***               ***
  15152110       15033005      GMT-800 Rear Axle - 3.54 DW-L/D     ***         ***       ***      ***               ***
  15152117       15033008      GMT-800 Rear Axle - 4.10 DW-Std.    ***         ***       ***      ***               ***
  15152118       15033009      GMT-800 Rear Axle - 4.10 DW-L/D     ***         ***       ***      ***               ***
  15152111       15152111      GMT-800 Rear Axle - 3.54 DW-Std.    ***         ***       ***      ***               ***
  15152112       15152112      GMT-800 Rear Axle - 3.54 DW-L/D     ***         ***       ***      ***               ***
  15152113       15152113      GMT-800 Rear Axle - 3.54 DW-Std.    ***         ***       ***      ***               ***
  15152114       15152114      GMT-800 Rear Axle - 3.54 DW-L/D     ***         ***       ***      ***               ***
  15152119       15033010      GMT-800 Rear Axle - 4.10 DW-Std.    ***         ***       ***      ***               ***
  15152120       15033011      GMT-800 Rear Axle - 4.10 DW-L/D     ***         ***       ***      ***               ***
  15152121       15033012      GMT-800 Rear Axle - 4.10 DW-Std.    ***         ***       ***      ***               ***
  15152122       15033013      GMT-800 Rear Axle - 4.10 DW-L/D     ***         ***       ***      ***               ***
  15011604       15011604      GMT-800 Rear Axle - 3.73 DW-Std.    ***         ***       ***      ***               ***
  15011605       15011605      GMT-800 Rear Axle - 3.73 DW-L/D     ***         ***       ***      ***               ***
  15011606       15011606      GMT-800 Rear Axle - 3.73 DW-Std.    ***         ***       ***      ***               ***
  15011607       15011607      GMT-800 Rear Axle - 3.73 DW-L/D     ***         ***       ***      ***               ***

===============================================================================================================================


*    Unit Price is less brake components.
**   Unit Price is less brake components and locking differential.
***  Program change pending engineering/commercial direction.
TBD pricing to be added upon commercial resolution.

Exhibit B                                                                                                          Page 4 of 6
                                                         LIFETIME PROGRAM CONTRACT
                                                                  GMT-800
=================================================================================================================================

                                                                            02/21/96                              Model Year
                                                                            Base LO1-                                   ***
         Part Number                                                           Per                   Annual Daily
   LOI-P/NCurrentP/N                         Description                   Unit Price                Tool Capacity
---------------------------------------------------------------------------------------------------------------------------------
                                   GMT-800 K-Auxiliary Propshafts
  15711973       15711973      GMT-800 Front Auxiliary Propshaft              ***                         ***
  15711975       15711975      GMT-800 Front Auxiliary Propshaft              ***                         ***
  15719954       15719954      GMT-800 Front Auxiliary Propshaft              ***                         ***
  15024434       15024434      GMT-800 Front Auxiliary Propshaft             * TBD                        ***
  15031215       15031215      GMT-800 Front Auxiliary Propshaft             * TBD                        ***
---------------------------------------------------------------------------------------------------------------------------------
                                         GMT-800 Propshafts
  15711948       15711948      GMT-800 I Piece Propshaft                      ***                         ***
  15711949       15711949      GMT-800 I Piece Propshaft                      ***                         ***
  15711958       15711958      GMT-800 I Piece Propshaft                      ***                         ***
  15711962       15711962      GMT-800 I Piece Propshaft                      ***                         ***
  15711968       15711968      GMT-800 I Piece Propshaft                      ***                         ***
  15711969       15711969      GMT-800 I Piece Propshaft                      ***                         ***
  15711970       15711970      GMT-800 I Piece Propshaft                      ***                         ***
---------------------------------------------------------------------------------------------------------------------------------
                                         GMT-800 Propshafts
  15711978       15034170      GMT-800 2 Piece Propshafts                     ***                         ***
  15711981       15034169      GMT-800 2 Piece Propshafts                     ***                         ***
  15711984       15034172      GMT-800 2 Piece Propshafts                     ***                         ***
  15711991       15034173      GMT-800 2 Piece Propshafts                     ***                         ***
  15711992       15034176      GMT-800 2 Piece Propshafts                     ***                         ***
---------------------------------------------------------------------------------------------------------------------------------
                                         GMT-810 Propshafts
  15711959       15711959      GMT-810 1 Piece Propshaft                      ***                         ***
  15713677       15713677      GMT-810 1 Piece Propshaft                      ***                         ***
---------------------------------------------------------------------------------------------------------------------------------
                                         GMT-820 Propshafts
  15711965       15711965      GMT-820 1 Piece Propshaft                      ***                         ***
  15712400       15712400      GMT-820 1 Piece Propshaft                      ***                         ***
---------------------------------------------------------------------------------------------------------------------------------
                                         GMT-830 Propshafts
  15713680       15713680      GMT-830 1 Piece Propshaft                      ***                         ***
=================================================================================================================================




==========================================================================================================================
                                                                                                              Succeeding
                                                                       2004       2005      2006       2007        Years
                                                                        ***        ***       ***        ***         ***
         Part Number
   LOI-P/NCurrentP/N                         Description
--------------------------------------------------------------------------------------------------------------------------
                                   GMT-800 K-Auxiliary Propshafts
  15711973       15711973      GMT-800 Front Auxiliary Propshaft       ***         ***       ***       ***          ***
  15711975       15711975      GMT-800 Front Auxiliary Propshaft       ***         ***       ***       ***          ***
  15719954       15719954      GMT-800 Front Auxiliary Propshaft       ***         ***       ***       ***          ***
  15024434       15024434      GMT-800 Front Auxiliary Propshaft
  15031215       15031215      GMT-800 Front Auxiliary Propshaft
--------------------------------------------------------------------------------------------------------------------------
                                         GMT-800 Propshafts
  15711948       15711948      GMT-800 I Piece Propshaft               ***         ***       ***       ***          ***
  15711949       15711949      GMT-800 I Piece Propshaft               ***         ***       ***       ***          ***
  15711958       15711958      GMT-800 I Piece Propshaft               ***         ***       ***       ***          ***
  15711962       15711962      GMT-800 I Piece Propshaft               ***         ***       ***       ***          ***
  15711968       15711968      GMT-800 I Piece Propshaft               ***         ***       ***       ***          ***
  15711969       15711969      GMT-800 I Piece Propshaft               ***         ***       ***       ***          ***
  15711970       15711970      GMT-800 I Piece Propshaft               ***         ***       ***       ***          ***
--------------------------------------------------------------------------------------------------------------------------
                                         GMT-800 Propshafts
  15711978       15034170      GMT-800 2 Piece Propshafts              ***         ***       ***       ***          ***
  15711981       15034169      GMT-800 2 Piece Propshafts              ***         ***       ***       ***          ***
  15711984       15034172      GMT-800 2 Piece Propshafts              ***         ***       ***       ***          ***
  15711991       15034173      GMT-800 2 Piece Propshafts              ***         ***       ***       ***          ***
  15711992       15034176      GMT-800 2 Piece Propshafts              ***         ***       ***       ***          ***
--------------------------------------------------------------------------------------------------------------------------
                                         GMT-810 Propshafts
  15711959       15711959      GMT-810 1 Piece Propshaft               ***         ***       ***       ***          ***
  15713677       15713677      GMT-810 1 Piece Propshaft               ***         ***       ***       ***          ***
--------------------------------------------------------------------------------------------------------------------------
                                         GMT-820 Propshafts
  15711965       15711965      GMT-820 1 Piece Propshaft               ***         ***       ***       ***          ***
  15712400       15712400      GMT-820 1 Piece Propshaft               ***         ***       ***       ***          ***
--------------------------------------------------------------------------------------------------------------------------
                                         GMT-830 Propshafts
  15713680       15713680      GMT-830 1 Piece Propshaft               ***         ***       ***       ***          ***
==========================================================================================================================


*Program change pending engineering/commercial direction.
TBD pricing to be added upon commercial resolution.
05/29/98

Exhibit B                                                                                                       Page 5 of 6
                                                         LIFETIME PROGRAM CONTRACT
                                                                  GMT-800


===================================================================================================================================

                                                                            04/07/95                               Model Year
                                                                            Base LO1-                                    ***
         Part Number                                                           Per                    Annual Daily
   LOI-P/NCurrentP/N                         Description                   Unit Price                 Tool Capacity
-----------------------------------------------------------------------------------------------------------------------------------
                                      GMT-800 Linkage Assembly
  15710260       15031788      GMT-800 Linkage Assembly                        ***                         ***
  15710270       15031789      GMT-800 Linkage Assembly                        ***                         ***
  15712360       15031790      GMT-800 Linkage Assembly                        ***                         ***
  15712362          N/A        GMT-800 Linkage Assembly                        ***                         ***
-----------------------------------------------------------------------------------------------------------------------------------
                                       GMT-800 Idler Assembly
  15710272          N/A        GMT-800 Idler Assembly                          ***                         ***
  15712363          N/A        GMT-800 Idler Assembly                          ***                         ***
  15712364       15712364      GMT-800 Idler Assembly                          ***                         ***
  15712365       15712365      GMT-800 Idler Assembly                          ***                         ***
-----------------------------------------------------------------------------------------------------------------------------------
                                         GMT-800 Pitman Arm
  15712439       26058799      GMT-800 Pitman Arm                              ***                         ***
  15712440          N/A        GMT-800 Pitman Arm                              ***                         ***
  15712441          N/A        GMT-800 Pitman Arm                              ***                         ***
  15712442          N/A        GMT-800 Pitman Arm                              ***                         ***
===================================================================================================================================




=================================================================================================================================
                                                                                                                     Succeeding
                                                                         2004        2005       2006        2007          Years
                                                                          ***         ***        ***         ***           ***
         Part Number
   LOI-P/NCurrentP/N                         Description
---------------------------------------------------------------------------------------------------------------------------------
                                      GMT-800 Linkage Assembly
  15710260       15031788      GMT-800 Linkage Assembly                  ***          ***        ***        ***            ***
  15710270       15031789      GMT-800 Linkage Assembly                  ***          ***        ***        ***            ***
  15712360       15031790      GMT-800 Linkage Assembly                  ***          ***        ***        ***            ***
  15712362          N/A        GMT-800 Linkage Assembly                  ***          ***        ***        ***            ***
---------------------------------------------------------------------------------------------------------------------------------
                                       GMT-800 Idler Assembly
  15710272          N/A        GMT-800 Idler Assembly                    ***          ***        ***        ***            ***
  15712363          N/A        GMT-800 Idler Assembly                    ***          ***        ***        ***            ***
  15712364       15712364      GMT-800 Idler Assembly                    ***          ***        ***        ***            ***
  15712365       15712365      GMT-800 Idler Assembly                    ***          ***        ***        ***            ***
---------------------------------------------------------------------------------------------------------------------------------
                                         GMT-800 Pitman Arm
  15712439       26058799      GMT-800 Pitman Arm                        ***          ***        ***        ***            ***
  15712440          N/A        GMT-800 Pitman Arm                        ***          ***        ***        ***            ***
  15712441          N/A        GMT-800 Pitman Arm                        ***          ***        ***        ***            ***
  15712442          N/A        GMT-800 Pitman Arm                        ***          ***        ***        ***            ***
=================================================================================================================================


*    Pricing includes Idler Assy as part of Linkage Assy.

** Pricing is included in the above Linkage Assy due to Program direction to attach Idler Assy to Linkage. Original LOI stated Linkage at *** and Idler at ***. 05/29/98


Exhibit B                                                                                                         Page 6 of 6
                                                         LIFETIME PROGRAM CONTRACT
                                                                  GMT-800



==================================================================================================================================

                                                                            05/02/95                              Model Year
                                                                            Base LO1-                                   ***
         Part Number                         Description                       Per                   Annual Daily
  LOI-P/N  Part Number                                                     Unit Price                Tool Capacity
----------------------------------------------------------------------------------------------------------------------------------
                               GMT-800 Front Stabilizer Bars
  15711021       15711021      GMT-800 Front Stabilizer Bar                   ***                         ***
  15713265       15713265      GMT-800 Front Stabilizer Bar                   ***                         ***
  15713264       15154185      GMT-800 Front Stabilizer Bar                   ***                         ***
----------------------------------------------------------------------------------------------------------------------------------
                                    GMT-800 Rear Stabilizer Bars
  15153314       15153314      GMT-800 Rear Stabilizer Bar                    ***                         ***
  15153315       15153315      GMT-800 Rear Stabilizer Bar                    ***                         ***
  15153316       15153316      GMT-800 Rear Stabilizer Bar                    ***                         ***
  15713472       15713472      GMT-800 Rear Stabilizer Bar                    ***
==================================================================================================================================




================================================================================================================================
                                                                                                                    Succeeding
                                                                       2004        2005       2006          2007         Years
                                                                        ***         ***        ***           ***          ***
         Part Number                         Description
  LOI-P/N  Part Number
--------------------------------------------------------------------------------------------------------------------------------
                                    GMT-800 Front Stabilizer Bars                              ***
  15711021       15711021      GMT-800 Front Stabilizer Bar            ***          ***        ***          ***           ***
  15713265       15713265      GMT-800 Front Stabilizer Bar            ***          ***        ***          ***           ***
  15713264       15154185      GMT-800 Front Stabilizer Bar            ***          ***        ***          ***           ***
--------------------------------------------------------------------------------------------------------------------------------
                                    GMT-800 Rear Stabilizer Bars
  15153314       15153314      GMT-800 Rear Stabilizer Bar             ***          ***        ***          ***           ***
  15153315       15153315      GMT-800 Rear Stabilizer Bar             ***          ***        ***          ***           ***
  15153316       15153316      GMT-800 Rear Stabilizer Bar             ***          ***        ***          ***           ***
  15713472       15713472      GMT-800 Rear Stabilizer Bar             ***          ***        ***          ***           ***
================================================================================================================================



*Program change pending engineering/commercial direction.
05/29/98

WORLDWIDE PURCHASING
GM TRUCK GROUP - 800


                                                February 21, 1996
                                                (Supersedes letter of
                                                January 19, 1996)



American Axle Manufacturing
  - Technical Center
Dave Demos - Executive Director
Sales, Marketing & Planning
2965 Technology Drive
Rochester Hills, Michigan  48309-3589

RE:  GMT-800 Letter of Intent
     ------------------------

On behalf of the N.A.O. Worldwide Purchasing Organization, this letter is being issued to inform you that American Axle Manufacturing (AAM) has been selected as the Design/Development & Sole Production supplier for the subject parts for GMT-800 Front & Rear Axle requirements as described below. This award is based on the quoted piece price and tooling investment as submitted to GMTG by AAM on *** (See Attachment - A)

- Prices do not include cost to pre-fill Axles with oil. (Optional cost proposed by AAM)
- All rear axles prices include assembly of rear brake components, Park Brake, splash shield, Rotor and caliper to the axle.
-        Shipping racks and misc. packaging not included.
-        *Rebillable tooling = ***
- Economics: Material established using *** economics (Paragraph 3.6 of C.S.A.). All other economics (Labor, Burden, Sales & Profit established at *** pricing.)
-        SPO:  Production price, plus *** (Pkg).
-        Prototype cost:  See below

         PART (as defined by ring gear size, w/Disc. brake components) Part Number definition - see attachment A.
         Front Axle        Proto. S         Rear Axle         Proto. S**
         8.25"             ***    8.6"           ***
         9.25"             ***    9.5"           ***
                                  10.5"          ***

February 21, 1996                                                        Pg. 2
American Axle Manufacturing - Technical Center



         *AAM will provide a detailed tooling breakdown identifying specific tooling required by operation with capacity and cost information. AAM will make available for audit if requested by GMTG. All prices are subject to change based upon future engineering content.

         **Prototype prices based upon a request for a new prototype axle with disc brakes. Minor changes and/or modifications to exist designs with the addition of disc brakes will reflect a lower price. AAM will provide GMTG with a complete cost breakdown of prototype cost if requested. Available for audit if requested by GMTG.

It is AAM's responsibility to aggressively pursue and strive to implement all cost reduction ideas in accordance with "Article 3" of the Component Supply Agreement to reduce final product cost to GMTG.

GMTG requests AAM to provide cost details which indicate the progression from a current 1996 GMT-400 axle to a 1998 GMT-800 axle based on engineering changes per the Component Supply Agreement, as requested by GMTG engineering.

You are requested to contact Mr. Don Alley, Design release engineers to commence your companies participation.

Provided that AAM's participation in this design/development program is satisfactory, and that your company is able to meet or exceed the agreed upon terms for quality, technology, product pricing, tooling and timing, we intend to issue one or more Purchase Orders for 100% of the previously described (8.6, 9.5, 10.5, 8.25, 9.25) production and service part requirements.

You will be contacted shortly by GMTG Purchasing to review any terms and conditions additional to those of our RFQ and standard Purchase Order which will apply to any of our purchases. At that time, GMTG will also review the procedures which will be followed should the issuance of Purchase Order for tooling, prototype or other items be determined by us necessary to support the GMT-800 program. In this regard, please note that AAM will not be compensated for it's participation in this program unless agreed to by and evidenced by a Purchase or Purchase Orders with respect to rebillable tooling.

This Letter is being released upon agreement between GM & AAM to amend the current original Component Supply Agreement to include previously negotiated changes.

February 21, 1996                                                        Pg. 3
American Axle Manufacturing - Technical Center



We appreciate the level of commitment which you have shown to date, and look forward to your participation in the design/development program.

Best regards,


Thomas A. Liem, Senior Buyer, A.P.                       Phone:(810) 696-6411
G.M.T.G., GMT-800 PGM                                      Fax:(810) 696-6432
WORLDWIDE PURCHASING                                        G.M.:(8) 366-

CC:      (Less Attachment - A)
         L. Chissus
         S. Eckout
         A. Hearsch
         D. Holt
         J. Sbihli
         C. Zamjahn
         Axle file (w/Attach. - A)

AXLE LETTER OF INTENT- Attachment - A

FRONT           8.25"
   26036553     ***
   26036554     ***                         TO: AAM
   26036556     ***                         Dave Demos - Executive Director
                9.25"                       (AAM Quote dated ***
   26036557     ***
   26036558     ***
   26036559     ***
   26036560     ***

REAR            8.6"
   15711501     ***
   15711512     ***
   15711578     ***
   15711514     ***
   15711580     ***
   15711509     ***
   15711510     ***
   15711575     ***
   15711577     ***
   15711584     ***
   15711585     ***
   15711590     ***
   15711591     ***
   15738746     ***
   15738747     ***
   15738748     ***
   15738749     ***
                9.5"
   15711605     ***
   15711558     ***
   15711559     ***
   15711588     ***
   15711589     ***
   15711562     ***
   15711564     ***
   15711592     ***
   15711594     ***
   15711507     ***
   15711508     ***                 10.5"                         10.5"
                10.5"               15711573  ***                 15711567  ***
   15711595     ***                 15711603  ***                 15711568  ***
   15711566     ***                 15711610  ***                 15711597  ***
   15711596     ***                 15711574  ***                 15711598  ***
   15711571     ***                 15711604  ***                 15711565  ***
   15711601     ***                 15711611  ***
   15711608     ***                 15711607  ***
   15711572     ***                 15711599  ***
   15711609     ***                 15711600  ***

American
Axle &
Manufacturing
----------------------------------------------
TECHNICAL CENTER



Mr. Thomas Liem                                               March 11, 1996
Senior Buyer
General Motors Truck Group
1919 Technology Drive
Troy, Michigan  48083-4247

Subject:  Pricing Schedules in Support of the Agreement dated February 20, 1996

Dear Tom:

Attached please find the part number level pricing detail to support the items 13, 14, and 15 from the subject agreement. These price schedules describe the following:

1) A *** for propshafts, effective 1/1/96.
2) An axle pricing schedule, representing Exhibit #5 in the subject agreement.
3) A propshaft pricing schedule representing Exhibit #6 in the subject agreement.

Based on our calculations, these price schedules accurately reflect the respective graphs shown on Exhibit #5 and #6. We are available to assist in explaining our calculations as you perform your analysis.

With respect to the agreed upon *** on current propshafts, we felt it was proper to provide this to you vs. current product purchasing, in view of its ties to the overall GMT 800 pricing agreement. If you have another preference, please advise.

Please do not hesitate to contact me if you have any questions. As we conclude the final details of the formal pricing arrangements, we appreciate the confidence that GM has shown in AAM to deliver World Class products to support the GMT 800 vehicle program.



                                                    Steve Proctor
                                                    Director, GM Programs







2965 Technology Drive   Rochester Hills, Michigan 48309-3589     (810) 299-2900

                                *** ADJUSTMENT
                                  PROPSHAFTS
                                     1996



            PROP                         PROP                        PRICE                        PRICE
            1996                         1996                         ***                       VARIANCE
            P/N                          PRICE

          26014906                        ***                         ***                          ***

          26031004                        ***                         ***                          ***

          26055495                        ***                         ***                          ***

          26055487                        ***                         ***                          ***

          26055485                        ***                         ***                          ***

          26055494                        ***                         ***                          ***

          26055464                        ***                         ***                          ***

          26055488                        ***                         ***                          ***

          26032451                        ***                         ***                          ***

          26033684                        ***                         ***                          ***

          26055463                        ***                         ***                          ***

          26055461                        ***                         ***                          ***

          26055483                        ***                         ***                          ***

          26055462                        ***                         ***                          ***

          26055960                        ***                         ***                          ***

          26057962                        ***                         ***                          ***

          26057963                        ***                         ***                          ***

          26057959                        ***                         ***                          ***

          26057960                        ***                         ***                          ***

          26045215                        ***                         ***                          ***

          26045216                        ***                         ***                          ***

          26045217                        ***                         ***                          ***

          26045218                        ***                         ***                          ***

          26045219                        ***                         ***                          ***

          26045220                        ***                         ***                          ***

          26045221                        ***                         ***                          ***

          26049789                        ***                         ***                          ***

          26049790                        ***                         ***                          ***

          26050306                        ***                         ***                          ***

          26050308                        ***                         ***                          ***

          26056508                        ***                         ***                          ***

          26050311                        ***                         ***                          ***

          26050319                        ***                         ***                          ***

          26050322                        ***                         ***                          ***

          26050328                        ***                         ***                          ***


            PROP                         PROP                        PRICE                        PRICE
            1996                         1996                         ***                       VARIANCE
            P/N                          PRICE

          26050329                        ***                         ***                          ***

          26056469                        ***                         ***                          ***

          26056467                        ***                         ***                          ***

          26056460                        ***                         ***                          ***

          26056465                        ***                         ***                          ***

          26050337                        ***                         ***                          ***

          26050343                        ***                         ***                          ***

          26050348                        ***                         ***                          ***

          26050377                        ***                         ***                          ***

          26056464                        ***                         ***                          ***

          26056466                        ***                         ***                          ***

          26051106                        ***                         ***                          ***

          26051107                        ***                         ***                          ***

          26051108                        ***                         ***                          ***

          26051109                        ***                         ***                          ***

          26051110                        ***                         ***                          ***

          26055461                        ***                         ***                          ***

          26055462                        ***                         ***                          ***

          26055463                        ***                         ***                          ***

          26055464                        ***                         ***                          ***

          26055483                        ***                         ***                          ***

          26055485                        ***                         ***                          ***

          26055487                        ***                         ***                          ***

          26055488                        ***                         ***                          ***

          26055494                        ***                         ***                          ***

          26055495                        ***                         ***                          ***

          26056508                        ***                         ***                          ***

          26057959                        ***                         ***                          ***

          26057960                        ***                         ***                          ***

          26057962                        ***                         ***                          ***

          26057963                        ***                         ***                          ***

                                              AAM PRICE *** SCHEDULE
                                                       AXLE

8.25 & 9.25 FRONT AXLE ASM
AAM CONFIDENTIAL




         GMT 800                FRONT                                1998                 1999
          1999                  AXLE           DEC PRICE             PRICE               PRICE
       PART NUMBER              SIZE             QUOTED               ***                 ***
       -----------              ----             ------


        26036553                8.25              ***                 ***                 ***

        26036554                8.25              ***                 ***                 ***

        26036556                8.25              ***                 ***                 ***



        26036557                9.25              ***                 ***                 ***

        26036558                9.25              ***                 ***                 ***

        26036559                9.25              ***                 ***                 ***

        26036560                9.25              ***                 ***                 ***




                                                                  May 25,         May 25,          May 25,          May 25,
         GMT 800                FRONT                               2000           2001             2002             2003
          1999                  AXLE           DEC PRICE           PRICE           PRICE            PRICE            PRICE
       PART NUMBER              SIZE             QUOTED             ***             ***              ***              ***
       -----------              ----             ------

        26036553                8.25              ***               ***             ***              ***              ***

        26036554                8.25              ***               ***             ***              ***              ***

        26036556                8.25              ***               ***             ***              ***              ***



        26036557                9.25              ***               ***             ***              ***              ***

        26036558                9.25              ***               ***             ***              ***              ***

        26036559                9.25              ***               ***             ***              ***              ***

        26036560                9.25              ***               ***             ***              ***              ***

                                              AAM PRICE *** SCHEDULE
                                                       AXLE

8.6 REAR AXLE ASM
AAM CONFIDENTIAL




      GMT 800                                                     1998                 1999
       1999                 AXLE             DEC PRICE            PRICE               PRICE
       PART                 TYPE              QUOTED               ***                 ***
       ----                 ----              ------
      NUMBER
      ------
     15711501            LEAF SPRING            ***                ***                 ***

     15711512            LEAF SPRING            ***                ***                 ***

     15711578            LEAF SPRING            ***                ***                 ***

     15711514            LEAF SPRING            ***                ***                 ***

     15711580            LEAF SPRING            ***                ***                 ***

     15711509            MULTI-LINK             ***                ***                 ***

     15711510            MULTI-LINK             ***                ***                 ***

     15711575            MULTI-LINK             ***                ***                 ***

     15711577            MULTI-LINK             ***                ***                 ***

     15711584              K-15703              ***                ***                 ***

     15711585              K-15703              ***                ***                 ***

     15711590              C-15906              ***                ***                 ***

     15711591              C-15906              ***                ***                 ***

     15738746                                   ***                ***                 ***

     15738747                                   ***                ***                 ***

     15738748                                   ***                ***                 ***

     15738749                                   ***                ***                 ***




                                                         May 25,              May 25,             May 25,              May 25,
      GMT 800                                             2000                  2001                2002                2003
       1999                 AXLE             DEC PRICE    PRICE                PRICE               PRICE                PRICE
       PART                 TYPE              QUOTED       ***                  ***                 ***                  ***
       ----                 ----              ------
      NUMBER
      ------
     15711501            LEAF SPRING            ***           ***               ***                 ***                  ***

     15711512            LEAF SPRING            ***           ***               ***                 ***                  ***

     15711578            LEAF SPRING            ***           ***               ***                 ***                  ***

     15711514            LEAF SPRING            ***           ***               ***                 ***                  ***

     15711580            LEAF SPRING            ***           ***               ***                 ***                  ***

     15711509            MULTI-LINK             ***           ***               ***                 ***                  ***

     15711510            MULTI-LINK             ***           ***               ***                 ***                  ***

     15711575            MULTI-LINK             ***           ***               ***                 ***                  ***

     15711577            MULTI-LINK             ***           ***               ***                 ***                  ***

     15711584              K-15703              ***           ***               ***                 ***                  ***

     15711585              K-15703              ***           ***               ***                 ***                  ***

     15711590              C-15906              ***           ***               ***                 ***                  ***

     15711591              C-15906              ***           ***               ***                 ***                  ***

     15738746                                   ***           ***               ***                 ***                  ***

     15738747                                   ***           ***               ***                 ***                  ***

     15738748                                   ***           ***               ***                 ***                  ***

     15738749                                   ***           ***               ***                 ***                  ***

                                              AAM PRICE *** SCHEDULE
                                                       AXLE

9.5 REAR AXLE ASM
AAM CONFIDENTIAL



       GMT 800                                                      1998                 1999
        1999                 AXLE            DEC QUOTED             PRICE               PRICE
     PART NUMBER             TYPE              PRICE                 ***                 ***
     -----------             ----              -----

     15711605(O)                                ***                  ***                 ***

     15711558(O)                                ***                  ***                 ***

     15711559(L)                                ***                  ***                 ***

     15711588(O)             H.D.               ***                  ***                 ***

     15711589(L)             H.D.               ***                  ***                 ***

     15711562(O)             H.D.               ***                  ***                 ***

     15711564(L)                                ***                  ***                 ***

     15711592(O)             H.D.               ***                  ***                 ***

     15711594(L)             H.D.               ***                  ***                 ***

     15711507(O)                                ***                  ***                 ***




                                                             May 25,              May 25,             May 25,        May 25,
       GMT 800                                                 2000                2001                 2002          2003
        1999                 AXLE            DEC QUOTED       PRICE                PRICE               PRICE          PRICE
     PART NUMBER             TYPE              PRICE           ***                  ***                 ***            ***
     -----------             ----              -----

     15711605(O)                                ***               ***               ***                 ***            ***

     15711558(O)                                ***               ***               ***                 ***            ***

     15711559(L)                                ***               ***               ***                 ***            ***

     15711588(O)             H.D.               ***               ***               ***                 ***            ***

     15711589(L)             H.D.               ***               ***               ***                 ***            ***

     15711562(O)             H.D.               ***               ***               ***                 ***            ***

     15711564(L)                                ***               ***               ***                 ***            ***

     15711592(O)             H.D.               ***               ***               ***                 ***            ***

     15711594(L)             H.D.               ***               ***               ***                 ***            ***

     15711507(O)                                ***               ***               ***                 ***            ***

                                              AAM PRICE *** SCHEDULE
                                                       AXLE
10.5 REAR AXLE ASM
AAM CONFIDENTIAL



       GMT 800                                                       1998                1999
        1999                 AXLE             DEC QUOTED            PRICE               PRICE
     PART NUMBER             TYPE               PRICE                ***                 ***
     -----------             ----               -----

15711565(O)                 single               ***                 ***                 ***

15711595(O)                 single               ***                 ***                 ***

15711566(L)                 single               ***                 ***                 ***

15711596(L)                 single               ***                 ***                 ***

15711571(O)                  dual                ***                 ***                 ***

15711601(O)                  dual                ***                 ***                 ***

15711608(O)                  dual                ***                 ***                 ***

15711572(L)                  dual                ***                 ***                 ***

15711602(L)                  dual                ***                 ***                 ***

15711609(L)                  dual                ***                 ***                 ***

15711573(L)                  dual                ***                 ***                 ***

15711603(O)                  dual                ***                 ***                 ***

15711610                     dual                ***                 ***                 ***

15711574(L)                  dual                ***                 ***                 ***

15711604(L)                  dual                ***                 ***                 ***

15711611(L)                  dual                ***                 ***                 ***

15711607(L)                  dual                ***                 ***                 ***

15711599(O)                 single               ***                 ***                 ***

1571160O(L)                 single               ***                 ***                 ***

15711567(O)                 single               ***                 ***                 ***

15711568(L)                 single               ***                 ***                 ***

15711597(O)                 single               ***                 ***                 ***

15711598                    single               ***                 ***                 ***



                                                                  May 25,           May 25,             May 25,          May 25,
      GMT 800                                                      2000              2001                2002             2003
        1999                 AXLE             DEC QUOTED          PRICE             PRICE               PRICE            PRICE
     PART NUMBER             TYPE               PRICE              ***               ***                 ***              ***
     -----------             ----               -----

15711565(O)                 single               ***                ***              ***                 ***              ***

15711595(O)                 single               ***                ***              ***                 ***              ***

15711566(L)                 single               ***                ***              ***                 ***              ***

15711596(L)                 single               ***                ***              ***                 ***              ***

15711571(O)                  dual                ***                ***              ***                 ***              ***

15711601(O)                  dual                ***                ***              ***                 ***              ***

15711608(O)                  dual                ***                ***              ***                 ***              ***

15711572(L)                  dual                ***                ***              ***                 ***              ***

15711602(L)                  dual                ***                ***              ***                 ***              ***

15711609(L)                  dual                ***                ***              ***                 ***              ***

15711573(L)                  dual                ***                ***              ***                 ***              ***

15711603(O)                  dual                ***                ***              ***                 ***              ***

15711610                     dual                ***                ***              ***                 ***              ***

15711574(L)                  dual                ***                ***              ***                 ***              ***

15711604(L)                  dual                ***                ***              ***                 ***              ***

15711611(L)                  dual                ***                ***              ***                 ***              ***

15711607(L)                  dual                ***                ***              ***                 ***              ***

15711599(O)                 single               ***                ***              ***                 ***              ***

1571160O(L)                 single               ***                ***              ***                 ***              ***

15711567(O)                 single               ***                ***              ***                 ***              ***

15711568(L)                 single               ***                ***              ***                 ***              ***

15711597(O)                 single               ***                ***              ***                 ***              ***

15711598                    single               ***                ***              ***                 ***              ***

                                      GM
                             Worldwide Purchasing




                                                              April 3, 1997

Mr. Richard E. Dauch
President & CEO
American Axle & Manufacturing, Inc.
1840 Holbrook Avenue
Detroit, Michigan  48212-3488

Dear Dick:

My Sourcing Committee met on March 27, 1997 and, subject to the conditions, set forth below, American Axle has been selected as the supplier for (i) the 11.5" axle business for our GMT800 Program and (ii) the additional volume requirements of our GMT800 and other programs ***.

         1. The pricing for the 11.5" axle business is that set forth in the attachment to your letter to me of March 25. Since this product is a "new component", our purchase will be governed by the terms and conditions of our standard agreements and not necessarily the terms and conditions of the Component Supply Agreement.

         2. The pricing for the additional volumes required under *** shall be as set forth in the attached schedule to this letter. These prices shall be firm for the duration of the purchase period and not subject to adjustment except for changes in the price(s) of productive material(s) sold by General Motors to AAM and, when appropriate, adjustments for engineering changes and cost reduction/savings pursuant to Article 3 of the component supply agreement as amended.

         3. Representatives of our Treasurer's Office and GMTG will meet with AAM personnel next week to review verify for the reasons set forth on the next paragraphs, and audit AAM's capability to deliver on your commitments. Periodic follow-up audits should be anticipated.

***

***

April 3, 1997
Page 2

                                                 John L. Stiles
                                                 Executive Director - Metallic


/Attach.

Attachment - A


FRONT                 CONTRACT PRICE
         7.25         ***
         8.25         ***
         9.25         ***

REAR
         7.625        ***
         8.6L         ***
         8.6M         ***
         9.5          ***
        10.5          ***

LINKAGES              ***

PROPSHAFTS Same as fully *** pricing schedule from Steve Proctor to Tom Liem.

           *Adjusted accordingly for approved engineering changes as approved by GMTG

           **Pricing will remain as previously agreed to based on award of 11.5" business.

American
Axle &
Manufacturing

Richard E. Dauch
Chief Executive Officer
    President
                                                              March 25, 1997

Mr. John L. Stiles
Executive Director - Metallic
GM Worldwide Purchasing
NAO Headquarters
30400 Mound Road 1-8
Box 9015
Warren, Michigan  48090

Dear John:

To further clarify my letter of March 21, 1997, referencing the GMT 800 11.5" axle and the *** volume requirements, we agree as follows:

1. 11.5" axle prices as stated by Lerick Chissus to David Demos in their telephone conversation today and as defined on the attachment hereto;

2. *** GMT 800 prices are as contained in the February 20, 1996, Agreement between GM and AAM, and as detailed in the subsequent pricing schedule from Steven Proctor to Tom Liem, dated March 11, 1996. The balance of components contained in *** volume requirements are already priced per the Component Supply Agreement as amended.

Please do not hesitate to contact me if you have any questions.

                                            Sincerely,



                                            Richard E. Dauch

cc:      H. R. Kutner
         L. R. Chissus
         D. J. Demos

1840 Holbrook Avenue - Detroit, Michigan 48212-3488 -
Phone (313) 974-276 - Fax (313) 974-2070

Attachment to letter to John L. Stiles
March 25, 1997


                          11.5 Axle Pricing and Terms
                          ---------------------------
         (as provided to D. J. Demos by L. Chissus on March 25, 1997)


                                            SINGLE (open)     DUAL (open)
                                            -------------     -----------

Axle, bare spindle                          ***               ***

Hubs & bearings by AAM                      ***               ***

Consigned brake components
at 3/25/97 design levels                    ***               ***

Axle assembly price                         ***               ***


Rebillable tooling:  ***

*** material and labor economics

Volume: ***

Locker differential pricing to be established upon completion of design/ component sourcing.

WORLDWIDE PURCHASING
G.M.T.G., GMT-800 PROGRAM
                                                               April 7th, 1995
                                                                   Page 1 of 2

American Axle Manufacturing, Inc.
515 North Washington
Saginaw, MI  48607-1370
Mr. John Dunn - Program Manager

RE: GMT-800 Steering Components


Dear Mr. Dunn,

On behalf of the North American Operations Advance Purchasing Activity, I am pleased to inform you that American Axle Manufacturing, Inc. has been selected as the design/development supplier based on the following agreed to information provided to G.M.T.G.


   Linkage Assy.                    Idler Assy.                 Pitman Arm

15710260 @ ***                   15710272 @ ***              15712439 @ ***
15710270 @ ***                   15712364 @ ***              15712440 @ ***
15712362 @ ***                   15712363 @ ***              15712441 @ ***
15712360 @ ***                   15712365 @ ***              15712442 @ ***

Prod. Tooling             ***             ***                    ***
Prototypes: (Each)        ***             ***                       ***
Proto. Tooling:           ***             ***                       ***

****

You are requested to contact Mr. Ron Harkrader at your earliest convenience to commence your companies participation.

Provided that American Axle Manufacturing's participation in this design/development program is satisfactory, and that your company is able to meet or exceed the agreed upon terms for quality, technology, price, investment/tooling (if any) and timing, it is G.M.T.G.'s intention to issue one or more Purchase Orders for approximately *** of our production and service part requirements.

You will be contracted shortly by G.M.T.G. Purchasing to review with you any terms and conditions additional to those of our RFQ and standard Purchase Order which will apply to any of our purchases. At that time G.M.T.G. will also review with you the procedures which will be followed should the issuance of a Purchase Order for tooling, prototypes or other items be determined by us to be necessary. In this regard, please note that American Axle Manufacturing will not be compensated for it's participation in this process unless agreed to by the GMT-800 Program and evidenced by a Purchase Order or Orders.

WORLDWIDE PURCHASING
GMT-800 PLATFORM, G.M.T.G.

May 2, 1995


American Axle Mfg.
Attn:  John Dunn - Program Manager
515 North Washington
Saginaw, MI  48607-1370

Subject: Letter of Intent - GMT-800 Stabilizer Bars. ("C" Series.)

Kay,

On behalf of the N.A.O. Worldwide Purchasing Organization, I am pleased to inform you that American Axle Manufacturing (AAM) has been selected as the Design/Development supplier for the subject parts for *** of GMT-800 Stabilizer bar "C" truck application requirements. This award is based on the negotiated piece price, tooling investment and terms listed below:

PART                   P.N.                  PRICE                 INVESTMENT

Stabilizer Bar         15711021              ***                   ***
                       15713265              ***                   ***
                       15716481              ***                   ***
                       15716482              ***                   ***

- ***
- Prototype cost: ***
- *** PPM Quality Commitment.

You are requested to contact Mr. Jim Dimond & Frank Bitonti, GMT-800 Design release engineers to commence your companies participation.

Provided that AAM's participation in this design/development program is satisfactory, and that your company is able to meet or exceed the agreed upon terms for quality, technology, price, investment/tooling (if any) and timing, we intend to issue one or more Purchase Orders for approximately *** of the previously described production and service part requirements.

You will be contacted shortly by GMTG Purchasing to review any terms and conditions additional to those of our RFQ and standard Purchase Order which will apply to any of our purchases. At that time, GMTG will also review the procedures which will be followed should the issuance of a Purchase Order for tooling, prototype or other items be determined by us necessary to support the GMT-800 program.

May 2, 1992 Letter of Intent                                            Page 2
AAM
Attn:  John Dunn - Program Manager

In this regard, please note that AAM will not be compensated for it's participation in this program unless agreed to by GMTG and evidenced by a Purchase Order or Orders.

We appreciate the level of commitment which you have shown to date, and look forward to your participation in the design/development program.



Best regards,




THOMAS A. LIEM - Senior Buyer, A.P.                   Phone: (810) 696-6411
G.M.T.G., GMT-800 PGM                                   Fax: (810) 696-6432
WORLDWIDE PURCHASING                                     G.M.: (8) 366-
Faxed 5-2-95 / 7pm

CC:
L. Chissus
B. Doane
S. Eckhout
C. Grandelius
A. Hearsch
D. Holt
J. Sbihli
K. Wiese